CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and RICHARD PETEKA, Chief Financial Officer of The Travelers Series Trust - U.S. Government Securities Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                     Chief Financial Officer
The Travelers Series Trust                  The Travelers Series Trust
U.S. Government Securities Portfolio        U.S. Government Securities Portfolio

/s/ R. Jay Gerken                           /s/ Richard Peteka
---------------------------                 ------------------------
R. Jay Gerken                               Richard Peteka
Date: September 2, 2003                     Date: September 2, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and RICHARD PETEKA, Chief Financial Officer of The Travelers Series Trust - Social Awareness Stock Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                     Chief Financial Officer
The Travelers Series Trust                  The Travelers Series Trust
Social Awareness Stock Portfolio            Social Awareness Stock Portfolio

/s/ R. Jay Gerken                           /s/ Richard Peteka
---------------------------                 ------------------------
R. Jay Gerken                               Richard Peteka
Date: September 2, 2003                     Date: September 2, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and RICHARD PETEKA, Chief Financial Officer of The Travelers Series Trust - Pioneer Fund Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                     Chief Financial Officer
The Travelers Series Trust                  The Travelers Series Trust
Pioneer Fund Portfolio                      Pioneer Fund Portfolio

/s/ R. Jay Gerken                           /s/ Richard Peteka
---------------------------                 ------------------------
R. Jay Gerken                               Richard Peteka
Date: September 2, 2003                     Date: September 2, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.